UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Evergy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
EVERGY, INC. 2021 Annual Meeting Vote by May 3, 2021 11:59 PM ET. For shares held in a Plan, vote by April 29, 2021 11:59 PM ET.
EVERGY, INC. ONE KANSAS CITY PLACE 1200 MAIN STREET KANSAS CITY, MO 64105

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You invested in EVERGY, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 4, 2021.

Get informed before you vote

View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*	Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors Nominees:

1a.	David A. Campbell	For

1b.	Mollie Hale Carter	For

1c.	Thomas D. Hyde	For

1d.	B. Anthony Isaac	For

1e.	Paul M. Keglevic	For

1f.	Mary L. Landrieu	For

1g.	Sandra A.J. Lawrence	For

1h.	Ann D. Murtlow	For

1i.	Sandra J. Price	For

1j.	Mark A. Ruelle	For

1k.	S. Carl Soderstrom Jr.	For

1l.	John Arthur Stall	For

1m.	C. John Wilder	For

2.	Approval, on a non-binding advisory basis, the 2020 compensation of the Company’s named executive officers.	For

3.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted by the person named in the proxy in their discretion.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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